Supplement to the
Fidelity MSCI Consumer Staples Index ETF
November 28, 2015
Summary Prospectus As Revised
May 12, 2016

Effective July 1, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.084%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.000%
Total annual operating expenses	0.084%

A Adjusted to reflect current fees.

1 year	$ 9
3 years	$ 27
5 years	$ 47
10 years	$ 108
T02-SUM-16-01  July 1, 2016
1.9871019.100